Exhibit 10.7 - Forms of Vendor Agreements and Vendor Warrants by and between the
               Company and Certain of its Vendors

                              Vendor Trade Payables

         Prior to the date that is ten (10) business days after the execution of the Agreement, the Company shall have received binding agreements from merchandise vendors to whom the Company owes, in the aggregate, at least $15,000,000 in substantially the form of Exhibits 1, 2 or 3 (which are attached to this Schedule 6.1(u)). For avoidance of doubt, the Total Owed Amount (as defined in Exhibits 1, 2, and 3) for all agreements (which agreements will be substantially in the form of Exhibits 1, 2, or 3) received by the Company in connection with the condition set forth in Section 6.1(u) of the Agreement shall be equal or greater than $15,000,000.

                                    Exhibit 1









                               OPTION #1 AGREEMENT

         This Agreement is dated as of June __, 2003, by and between One Price Clothing Stores, Inc., a Delaware corporation ("One Price"), and ____________________________ ("Vendor").

         A. Sun One Price, LLC has agreed to invest $7 million of new equity into One Price through an investment in the capital stock of One Price (the "Investment").

         B. Vendor is aware that the closing of the Investment (the "Closing") will occur only if One Price obtains concessions from its merchandise vendors through a debt forgiveness and deferral program, (the "Vendor Program").

         Vendor has agreed to participate in the Vendor Program according to the following terms and conditions, a summary of which is set forth in Section 9 below:

         1. As of June 16, 2003, the total amount that One Price owes Vendor is set forth in Section 9 below, which amount is inclusive of accounts payable associated with inventory in-transit (the "Total Owed Amount"). One Price and Vendor agree that the Total Owed Amount associated with inventory in-transit is subject to normal adjustments arising from, among other things, overages, shortages and price corrections.

         2. At the Closing, Vendor agrees to forgive 40% of the Total Owed Amount (the "Debt Forgiveness Amount"). The Debt Forgiveness Amount is specifically set forth in Section 9 below, and consists of amounts due from One Price to Vendor as of June 16, 2003 under the oldest currently payable invoices.

         3. The remaining 60% of the Total Owed Amount (after taking into consideration the Debt Forgiveness Amount) will be paid within thirty days following Closing.

         4. So long as all payments are made on a timely basis as set forth in this Agreement, credit terms for One Price's orders from Vendor shipped on July 1, 2003 and thereafter shall be as follows: a minimum of net 60 days with a 2% discount.

         5. Assuming payment by One Price of the Total Owed Amount in accordance with the terms set forth in Sections 2 and 3 herein, Vendor agrees to accept such payments in full satisfaction of the Total Owed Amount. Except as set forth in Section 3 above, Vendor hereby releases One Price from all liability with respect to the Total Owed Amount.

         6. If Vendor executes this Agreement and agrees to its terms by 5:00 pm on June 25, 2003, simultaneously with the consummation of the Closing, Vendor will also receive a Warrant in the form attached hereto as Exhibit A to purchase the number of shares of common stock in One Price as set forth in Section 9 below.

         7. This Agreement and the Exhibit hereto embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supercedes all prior agreements and understandings relating to the subject matter hereof. This Agreement may be executed in counterparts (any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be binding upon the parties hereto, together with their respective successors, heirs and assigns. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to such state's principles of conflict of laws. Vendor and One Price acknowledge that this Agreement shall be null and void and of no effect in the event that One Price does not receive a $7.0 million equity investment from an affiliate of Sun Capital Partners, Inc.

         8. One Price and Vendor agree to keep the existence and terms of this Agreement confidential and to not disclose to any third party (other than their agents, attorneys and accountants), other than as required by law, the existence or terms of this Agreement.

         9. A summary of the Vendor Program for Vendor is as follows:


         Total Owed Amount                                     $
                                                                ----------------

         Debt Forgiveness Amount                               $
                                                                ----------------

            Invoice Nos. TBD

         Number of Shares
         Subject to Your Warrant
                                                              ------------------

         IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the date first shown above.

One Price Clothing Stores, Inc.              Vendor: ___________________________



By:                                    By:
   ---------------------------------      --------------------------------------
Its:                                   Its:
    --------------------------------       -------------------------------------

                                    EXHIBIT A

THE SECURITIES REPRESENTED BY THIS WARRANT AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION.

                                     FORM OF

                                WARRANT AGREEMENT
                       To Purchase Shares of Common Stock

                         One Price Clothing Stores, Inc.
                             a Delaware Corporation

                                                    Issue Date:  _________, 2003

THIS CERTIFIES THAT One Price Clothing Stores, Inc., a Delaware corporation (the "Company"), hereby grants _____________________ (the "Warrant Holder"), the right, upon the terms and subject to the conditions of this Warrant Agreement (this "Warrant Agreement"), to subscribe for and purchase _______________ (_________) fully-paid and non-assessable shares of the Company's common stock, par value $.01 per share (the "Common Stock"), of the Company (the "Shares").

         1. EXERCISE PRICE. The per share exercise price of the warrant granted hereby (the "Warrant") is $0.01, as adjusted pursuant to the provisions of
Section 6 of this Warrant Agreement and in accordance with the terms of the Common Stock (the "Exercise Price").

         2. TERM. Except as otherwise provided for herein, this Warrant and the right to purchase Shares as granted herein shall be exercisable at any time until __________, 2006.

         3. EXERCISE OF PURCHASE RIGHTS.

                  (a) EXERCISE. The purchase rights represented by this Warrant Agreement are exercisable by the Warrant Holder, in whole or in part, at any time, or from time to time during the period set forth in
         Section 2 above, by tendering to the Company at its principal office: a duly completed and executed notice of exercise in the form attached hereto as EXHIBIT A (the "Notice of Exercise"), this Warrant Agreement and the Exercise Price. Upon receipt of such items in accordance with the terms set forth below, the Company shall issue to the Warrant Holder a certificate for the number of shares of Common Stock purchased. The Warrant Holder, upon exercise of the Warrant, shall be deemed to have become the holder of the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which the Warrant is exercised. In the event of any exercise of the rights represented by the Warrant, certificates for the Shares so purchased shall be delivered to the Warrant Holder or its designee as soon as practical and in any event within ten (10) business days after receipt of such notice and, unless the Warrant has been fully exercised or expired, a new Warrant representing the remaining portion of the Warrant and the underlying Shares, if any, with respect to which this Warrant Agreement shall not then have been exercised shall also be issued to the Warrant Holder as soon as possible and in any event within such ten-day period.

                  (b) METHOD OF EXERCISE. The purchase rights hereby represented may be exercised by the tender of the Notice of Exercise and the surrender of this Warrant Agreement at the principal office of the Company and by the payment to the Company, by check or wire transfer, of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased.

         4. NO FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant.

         5. NO RIGHTS AS STOCKHOLDER. This Warrant Agreement does not entitle the Warrant Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise of the Warrant as provided for herein.

         6. ADJUSTMENT RIGHTS. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment from time to time, as follows:

                  (a) RECLASSIFICATION, ETC. If the Company at any time shall, by combination or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification or other change.

                  (b) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time shall split or subdivide its Common Stock, the Exercise Price shall be proportionately decreased and the number of Shares issuable pursuant to this Warrant Agreement shall be proportionately increased. If the Company at any time shall combine or reverse split its Common Stock, the Exercise Price shall be proportionately increased and the number of Shares issuable pursuant to this Warrant Agreement shall be proportionately decreased.

                  (c) STOCK DIVIDENDS. If the Company at any time shall pay a dividend payable in Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction: (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend; and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend. The Warrant Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying: (i) the Exercise Price in effect immediately prior to such adjustment; by (ii) the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (d) OTHER CHANGES. If any change in the outstanding Common Stock or any other event occurs as to which the other provisions of this Section 6 are not strictly applicable or if strictly applicable, would not fairly protect the purchase rights of the Warrant Holder in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number of and class of shares available under the Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Warrant Holder upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as the Warrant Holder would have owned had the Warrant been exercised prior to the event and had the Warrant Holder continued to hold such shares until after the event requiring adjustment.

                  (e) NO CHANGE OF WARRANT NECESSARY. Irrespective of any adjustment in the Exercise Price or in the number or kind of securities issuable upon exercise of the Warrant, unless the Warrant Holder otherwise requests, this Warrant Agreement may continue to express the same price and number and kind of shares of Common Stock as are stated in this Warrant Agreement as initially executed.

         7. COMPLIANCE WITH SECURITIES ACT.

                  (a) COMPLIANCE WITH SECURITIES ACT. The Warrant Holder, by acceptance hereof, agrees that the Warrant, and the shares of Common Stock to be issued upon exercise of the Warrant, are being acquired for investment and that such Warrant Holder will not offer, sell or otherwise dispose of the Warrant, or any shares of Common Stock to be issued upon exercise of the Warrant except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws. Warrant Holder has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its interest in the Common Stock and Warrant Holder is capable of bearing the economic risks of such interest, including a complete loss of its investment in the Common Stock, and Warrant Holder has had an opportunity to ask questions and receive answers concerning the Common Stock and has had full access to such other information concerning the Company as he, she or it has requested. The Warrant and all shares of Common Stock issued upon exercise of the Warrant (unless registered under) the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION, AND IF REQUESTED BY THE COMPANY, THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT."

                  (b) EXCHANGE OR ASSIGNMENT OF WARRANT. The Warrant cannot be exchanged, transferred or assigned otherwise than in accordance with the provisions of this Warrant Agreement.

         8. RESTRICTED SECURITIES. The Warrant Holder understands that the Warrant and the Shares issuable upon exercise of the Warrant, will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Warrant Agreement is exempt pursuant to
Section 4(2) of the Securities Act based on the representations of the Warrant Holder set forth herein. The Warrant Holder represents that it is experienced in evaluating companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to suffer the total loss of the investment. The Warrant Holder further represents that it has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Warrant, the business of the Company, and to obtain additional information to such Warrant Holder's satisfaction. The Warrant Holder is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

         9.       MISCELLANEOUS.

                  (a) NO CONSEQUENTIAL DAMAGES. No party hereto shall be entitled to consequential damages as a result of any breach of a covenant, representation or warranty contained herein.

                  (b) NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                           (i) if to the Company, to:

                                    One Price Clothing Stores, Inc.
                                    Hwy. 290 Commerce Park
                                    1875 East Main Street
                                    Duncan, South Carolina  29334
                                    Facsimile:  (864) 486-6120
                                    Attention:  General Counsel

                                    and

                           (ii) if to the Warrant Holder, to:



                                    Facsimile:
                                                --------------------------------
                                    Attention:
                                                --------------------------------

         All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

                  (c) SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Warrant Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No person, other than the parties hereto and their successors and permitted assigns, is intended to be a beneficiary of this Warrant Agreement.

                  (d) AMENDMENT AND WAIVER.

                           (i) No failure or delay on the part of the Company,
                  or the Warrant Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company and the Warrant Holder at law, in equity or otherwise.

                           (ii) Any amendment, supplement or modification of or
                  to any provision of this Warrant Agreement, any waiver of any provision of this Warrant Agreement, and any consent to any departure by the Company or the Warrant Holder from the terms of any provision of this Warrant Agreement, shall be effective only if it is made or given in writing and signed by the Company and the Warrant Holder.

                  (e) COUNTERPARTS. This Warrant Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) HEADINGS. The headings in this Warrant Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) GOVERNING LAW. THIS WARRANT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

                  (h) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  (i) CHARGES; TAXES AND EXPENSES. Issuance of certificates for shares upon the exercise of the Warrant shall be made without charge to the Warrant Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

                  (j) SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or a legal holiday.

                  (k) FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person, and otherwise fulfilling, or causing the fulfillment of, the various obligations made herein, as may be reasonably required or desirable to carry out or to perform the provisions of this Warrant Agreement and to consummate and make effective as promptly as possible the transactions contemplated by this Warrant Agreement.

         IN WITNESS WHEREOF, this Warrant Agreement has been duly executed and delivered by the authorized officers of each of the undersigned.

COMPANY:                                                      WARRANT HOLDER:

One Price Clothing Stores, Inc.                _________________________________



By:__________________________________     By:  _________________________________

Name:________________________________     Name:_________________________________
Its:  _______________________________     Its: _________________________________

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:      One Price Clothing Stores, Inc.

         1. / / The undersigned hereby elects to purchase __________ shares of the Common stock of One Price Clothing Stores, Inc. pursuant to the terms of the Warrant Agreement dated as of __________, 2003, by and between One Price Clothing Stores, Inc. and the undersigned, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned.



                    By:
                       ---------------------------------------------------------




                    (Print Name of Signatory)




                    (Title of Signatory)

Date:
       -------------------------------------

                                    Exhibit 2









                               OPTION #2 AGREEMENT

         This Agreement is dated as of June __, 2003, by and between One Price Clothing Stores, Inc., a Delaware corporation ("One Price"), and ____________________________ ("Vendor").

         A. Sun One Price, LLC has agreed to invest $7 million of new equity into One Price through an investment in the capital stock of One Price (the "Investment").

         B. Vendor is aware that the closing of the Investment (the "Closing") will occur only if One Price obtains concessions from its merchandise vendors through a debt forgiveness and deferral program, (the "Vendor Program").

         Vendor has agreed to participate in the Vendor Program according to the following terms and conditions, a summary of which is set forth in Section 10 below:

         1. As of June 16, 2003, the total amount that One Price owes Vendor is set forth in Section 10 below, which amount is inclusive of accounts payable associated with inventory in-transit (the "Total Owed Amount"). One Price and Vendor agree that the Total Owed Amount associated with inventory in-transit is subject to normal adjustments arising from, among other things, overages, shortages and price corrections.

         2. At the Closing, Vendor agrees to forgive 25% of the Total Owed Amount (the "Debt Forgiveness Amount"). The Debt Forgiveness Amount is specifically set forth in Section 10 below, and consists of amounts due from One Price to Vendor as of June 16, 2003 under the oldest currently payable invoices.

         3. Vendor agrees to convert an additional 25% of the Total Owed Amount (the "Loan Amount"), which amount is specifically set forth in Section 10 below, into a term loan (the "Term Loan"). The Loan Amount will consist of amounts due from One Price to Vendor under the oldest currently payable invoices (after taking into consideration the Debt Forgiveness Amount described above). The Term Loan shall be paid as follows:

                  (a) Commencing on August 1, 2003, and continuing on the first day of each succeeding month thereafter, up to and including January 1, 2005, One Price will pay to Vendor 18 equal consecutive monthly installments of principal, and interest thereon at the rate of 5% per annum on the unpaid balance ("Monthly Payments").

                  (b) The entire unpaid principal balance of the Term Loan and all accrued but unpaid interest shall be due and payable in full on January 1, 2005.

                  (c) The Term Loan may be prepaid by One Price at any time, in whole or in part, without premium or penalty. All prepayments shall first be applied against outstanding interest and then against principal.

         4. The remaining 50% of the Total Owed Amount (after taking into consideration the Debt Forgiveness Amount and the Loan Amount) will be paid within thirty days following Closing.

         5. So long as all payments are made on a timely basis as set forth in this Agreement, credit terms for One Price's orders from Vendor shipped on July 1, 2003 and thereafter shall be as follows: a minimum of net 60 days with a 2% discount.

         6. Assuming payment by One Price of the Total Owed Amount in accordance with the terms set forth in Sections 2, 3 and 4 herein, Vendor agrees to accept such payments in full satisfaction of the Total Owed Amount. Except as set forth in Sections 3 and 4 above, Vendor hereby releases One Price from all liability with respect to the Total Owed Amount.

         7. If Vendor executes this Agreement and agrees to its terms by 5:00 pm on June 25, 2003, simultaneously with the consummation of the Closing, Vendor will also receive a Warrant in the form attached hereto as Exhibit A to purchase the number of shares of common stock in One Price as set forth in Section 10 below.

         8. This Agreement and the Exhibit hereto embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supercedes all prior agreements and understandings relating to the subject matter hereof. This Agreement may be executed in counterparts (any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be binding upon the parties hereto, together with their respective successors, heirs and assigns. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to such state's principles of conflict of laws. Vendor and One Price acknowledge that this Agreement shall be null and void and of no effect in the event that One Price does not receive a $7.0 million equity investment from an affiliate of Sun Capital Partners, Inc.

         9. One Price and Vendor agree to keep the existence and terms of this Agreement confidential and to not disclose to any third party (other than their agents, attorneys and accountants), other than as required by law, the existence or terms of this Agreement.







         10. A summary of the Vendor Program for Vendor is as follows:

         Total Owed Amount                                     $
                                                                ----------------

         Debt Forgiveness Amount                               $
                                                                ----------------

            Invoice Nos. TBD

         Loan Amount  __________                               $
                                                                ----------------

         Invoice Nos. __________
                              ==========

         Number of One Price Shares
            Subject to Your Warrant                            $
                                                                ----------------

         Monthly Principal Payment Amount                      $
                                                                ----------------



         IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the date first shown above.

One Price Clothing Stores, Inc.              Vendor: ___________________________


--------------------------                  --------------------------
By:                                       By:
   ---------------------------------         -----------------------------------
Its:                                      Its:
    --------------------------------          ----------------------------------

                                    EXHIBIT A

THE SECURITIES REPRESENTED BY THIS WARRANT AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION.

                                     FORM OF

                                WARRANT AGREEMENT
                       To Purchase Shares of Common Stock

                         One Price Clothing Stores, Inc.
                             a Delaware Corporation

                                                    Issue Date:  _________, 2003

THIS CERTIFIES THAT One Price Clothing Stores, Inc., a Delaware corporation (the "Company"), hereby grants _____________________ (the "Warrant Holder"), the right, upon the terms and subject to the conditions of this Warrant Agreement (this "Warrant Agreement"), to subscribe for and purchase _______________ (_________) fully-paid and non-assessable shares of the Company's common stock, par value $.01 per share (the "Common Stock"), of the Company (the "Shares").

         1. EXERCISE PRICE. The per share exercise price of the warrant granted hereby (the "Warrant") is $0.01, as adjusted pursuant to the provisions of
Section 6 of this Warrant Agreement and in accordance with the terms of the Common Stock (the "Exercise Price").

         2. TERM. Except as otherwise provided for herein, this Warrant and the right to purchase Shares as granted herein shall be exercisable at any time until __________, 2006.

         3. EXERCISE OF PURCHASE RIGHTS.

                  (a) EXERCISE. The purchase rights represented by this Warrant Agreement are exercisable by the Warrant Holder, in whole or in part, at any time, or from time to time during the period set forth in
         Section 2 above, by tendering to the Company at its principal office: a duly completed and executed notice of exercise in the form attached hereto as EXHIBIT A (the "Notice of Exercise"), this Warrant Agreement and the Exercise Price. Upon receipt of such items in accordance with the terms set forth below, the Company shall issue to the Warrant Holder a certificate for the number of shares of Common Stock purchased. The Warrant Holder, upon exercise of the Warrant, shall be deemed to have become the holder of the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which the Warrant is exercised. In the event of any exercise of the rights represented by the Warrant, certificates for the Shares so purchased shall be delivered to the Warrant Holder or its designee as soon as practical and in any event within ten (10) business days after receipt of such notice and, unless the Warrant has been fully exercised or expired, a new Warrant representing the remaining portion of the Warrant and the underlying Shares, if any, with respect to which this Warrant Agreement shall not then have been exercised shall also be issued to the Warrant Holder as soon as possible and in any event within such ten-day period.

                  (b) METHOD OF EXERCISE. The purchase rights hereby represented may be exercised by the tender of the Notice of Exercise and the surrender of this Warrant Agreement at the principal office of the Company and by the payment to the Company, by check or wire transfer, of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased.

         4. NO FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant.

         5. NO RIGHTS AS STOCKHOLDER. This Warrant Agreement does not entitle the Warrant Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise of the Warrant as provided for herein.

         6. ADJUSTMENT RIGHTS. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment from time to time, as follows:

                  (a) RECLASSIFICATION, ETC. If the Company at any time shall, by combination or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification or other change.

                  (b) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time shall split or subdivide its Common Stock, the Exercise Price shall be proportionately decreased and the number of Shares issuable pursuant to this Warrant Agreement shall be proportionately increased. If the Company at any time shall combine or reverse split its Common Stock, the Exercise Price shall be proportionately increased and the number of Shares issuable pursuant to this Warrant Agreement shall be proportionately decreased.

                  (c) STOCK DIVIDENDS. If the Company at any time shall pay a dividend payable in Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction: (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend; and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend. The Warrant Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying: (i) the Exercise Price in effect immediately prior to such adjustment; by (ii) the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (d) OTHER CHANGES. If any change in the outstanding Common Stock or any other event occurs as to which the other provisions of this Section 6 are not strictly applicable or if strictly applicable, would not fairly protect the purchase rights of the Warrant Holder in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number of and class of shares available under the Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Warrant Holder upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as the Warrant Holder would have owned had the Warrant been exercised prior to the event and had the Warrant Holder continued to hold such shares until after the event requiring adjustment.

                  (e) NO CHANGE OF WARRANT NECESSARY. Irrespective of any adjustment in the Exercise Price or in the number or kind of securities issuable upon exercise of the Warrant, unless the Warrant Holder otherwise requests, this Warrant Agreement may continue to express the same price and number and kind of shares of Common Stock as are stated in this Warrant Agreement as initially executed.

         7. COMPLIANCE WITH SECURITIES ACT.

                  (a) COMPLIANCE WITH SECURITIES ACT. The Warrant Holder, by acceptance hereof, agrees that the Warrant, and the shares of Common Stock to be issued upon exercise of the Warrant, are being acquired for investment and that such Warrant Holder will not offer, sell or otherwise dispose of the Warrant, or any shares of Common Stock to be issued upon exercise of the Warrant except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws. Warrant Holder has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its interest in the Common Stock and Warrant Holder is capable of bearing the economic risks of such interest, including a complete loss of its investment in the Common Stock, and Warrant Holder has had an opportunity to ask questions and receive answers concerning the Common Stock and has had full access to such other information concerning the Company as he, she or it has requested. The Warrant and all shares of Common Stock issued upon exercise of the Warrant (unless registered under) the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION, AND IF REQUESTED BY THE COMPANY, THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT."

                  (b) EXCHANGE OR ASSIGNMENT OF WARRANT. The Warrant cannot be exchanged, transferred or assigned otherwise than in accordance with the provisions of this Warrant Agreement.

         8. RESTRICTED SECURITIES. The Warrant Holder understands that the Warrant and the Shares issuable upon exercise of the Warrant, will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Warrant Agreement is exempt pursuant to
Section 4(2) of the Securities Act based on the representations of the Warrant Holder set forth herein. The Warrant Holder represents that it is experienced in evaluating companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to suffer the total loss of the investment. The Warrant Holder further represents that it has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Warrant, the business of the Company, and to obtain additional information to such Warrant Holder's satisfaction. The Warrant Holder is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

         9.       MISCELLANEOUS.

                  (a) NO CONSEQUENTIAL DAMAGES. No party hereto shall be entitled to consequential damages as a result of any breach of a covenant, representation or warranty contained herein.

                  (b) NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                           (i) if to the Company, to:

                                    One Price Clothing Stores, Inc.
                                    Hwy. 290 Commerce Park
                                    1875 East Main Street
                                    Duncan, South Carolina  29334
                                    Facsimile:  (864) 486-6120
                                    Attention:  General Counsel

                                    and

                           (ii) if to the Warrant Holder, to:



                                    Facsimile:
                                                --------------------------------
                                    Attention:
                                                --------------------------------

         All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

                  (c) SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Warrant Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No person, other than the parties hereto and their successors and permitted assigns, is intended to be a beneficiary of this Warrant Agreement.

                  (d) AMENDMENT AND WAIVER.

                           (i) No failure or delay on the part of the Company,
                  or the Warrant Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company and the Warrant Holder at law, in equity or otherwise.

                           (ii) Any amendment, supplement or modification of or
                  to any provision of this Warrant Agreement, any waiver of any provision of this Warrant Agreement, and any consent to any departure by the Company or the Warrant Holder from the terms of any provision of this Warrant Agreement, shall be effective only if it is made or given in writing and signed by the Company and the Warrant Holder.

                  (e) COUNTERPARTS. This Warrant Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) HEADINGS. The headings in this Warrant Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) GOVERNING LAW. THIS WARRANT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

                  (h) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  (i) CHARGES; TAXES AND EXPENSES. Issuance of certificates for shares upon the exercise of the Warrant shall be made without charge to the Warrant Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

                  (j) SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or a legal holiday.

                  (k) FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person, and otherwise fulfilling, or causing the fulfillment of, the various obligations made herein, as may be reasonably required or desirable to carry out or to perform the provisions of this Warrant Agreement and to consummate and make effective as promptly as possible the transactions contemplated by this Warrant Agreement.

         IN WITNESS WHEREOF, this Warrant Agreement has been duly executed and delivered by the authorized officers of each of the undersigned.

COMPANY:                                       WARRANT HOLDER:

One Price Clothing Stores, Inc.                _________________________________



By:  _______________________________      By:  _________________________________
Name:_______________________________      Name:_________________________________
Its: _______________________________      Its: _________________________________

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:      One Price Clothing Stores, Inc.

         1. / / The undersigned hereby elects to purchase __________ shares of the Common stock of One Price Clothing Stores, Inc. pursuant to the terms of the Warrant Agreement dated as of __________, 2003, by and between One Price Clothing Stores, Inc. and the undersigned, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned.



                    By:
                       ---------------------------------------------------------




                            (Print Name of Signatory)



                           (Title of Signatory)


Date:
       -------------------------------------

                                    Exhibit 3











                               OPTION #3 AGREEMENT

         This Agreement is dated as of June __, 2003, by and between One Price Clothing Stores, Inc., a Delaware corporation ("One Price"), and ____________________________ ("Vendor").

         A. Sun One Price, LLC has agreed to invest $7 million of new equity into One Price through an investment in the capital stock of One Price (the "Investment").

         B. Vendor is aware that the closing of the Investment (the "Closing") will occur only if One Price obtains concessions from its merchandise vendors through a debt forgiveness and deferral program, (the "Vendor Program").

         Vendor has agreed to participate in the Vendor Program according to the following terms and conditions, a summary of which is set forth in Section 9 below:

         1. As of June 16, 2003, the total amount that One Price owes Vendor is set forth in Section 10 below, which amount is inclusive of accounts payable associated with inventory in-transit (the "Total Owed Amount"). One Price and Vendor agree that the Total Owed Amount associated with inventory in-transit is subject to normal adjustments arising from, among other things, overages, shortages and price corrections.

         2. Vendor agrees to convert 50% of the Total Owed Amount (the "Loan Amount"), which amount is specifically set forth in Section 9 below, into a term loan (the "Term Loan"). The Loan Amount will consist of amounts due from One Price to Vendor under the oldest currently payable invoices. The Term Loan shall be paid as follows:

                  (a) Commencing on August 1, 2003 interest shall accrue on the Term Loan at a rate of 5% per annum. Commencing on February 1, 2005 and continuing on the 1st day of each succeeding month thereafter, up to and including July 1, 2006, One Price will pay to Vendor 18 equal consecutive monthly installments of principal, and interest on the unpaid principal balance ("Monthly Payments").

                  (b) The entire unpaid principal balance of the Term Loan and all accrued but unpaid interest shall be due and payable in full on July 1, 2006.

                  (c) The Term Loan may be prepaid by One Price at any time, in whole or in part, without premium or penalty. All prepayments shall first be applied against outstanding interest and then against principal.

         3. The remaining 50% of the Total Owed Amount (after taking into consideration the Loan Amount) will be paid within thirty days following Closing.

         4. So long as all payments are made on a timely basis as set forth in this Agreement, credit terms for One Price's orders from Vendor shipped on July 1, 2003 and thereafter shall be as follows: a minimum of net 60 days with a 2% discount.

         5. Assuming payment by One Price of the Total Owed Amount in accordance with the terms set forth in Sections 2 and 3 herein, Vendor agrees to accept such payments in full satisfaction of the Total Owed Amount. Except as set forth in Sections 2 and 3 above, Vendor hereby releases One Price from all liability with respect to the Total Owed Amount.

         6. If Vendor executes this Agreement and agrees to its terms by 5:00 pm on June 25, 2003, simultaneously with the consummation of the Closing, Vendor will also receive a Warrant in the form attached hereto as Exhibit A to purchase the number of shares of common stock in One Price as set forth in Section 9 below.

         7. This Agreement and the Exhibit hereto embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supercedes all prior agreements and understandings relating to the subject matter hereof. This Agreement may be executed in counterparts (any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be binding upon the parties hereto, together with their respective successors, heirs and assigns. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to such state's principles of conflict of laws. Vendor and One Price acknowledge that this Agreement shall be null and void and of no effect in the event that One Price does not receive a $7.0 million equity investment from an affiliate of Sun Capital Partners, Inc.

         8. One Price and Vendor agree to keep the existence and terms of this Agreement confidential and to not disclose to any third party (other than their agents, attorneys and accountants), other than as required by law, the existence or terms of this Agreement.

         9. A summary of the Vendor Program for Vendor is as follows:


         Total Owed Amount                                     $
                                                                ----------------

         Loan Amount                                           $
                                                                ----------------
            Invoice Nos. TBD

         Monthly Principal Payment Amount
         Commencing on February 1, 2005                        $
                                                                ----------------

         Number of One Price Shares
         Subject to Your Warrant
                                                               -----------------


         IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the date first shown above.

One Price Clothing Stores, Inc.              Vendor: ___________________________


--------------------------                  --------------------------
By:                                         By:
     -------------------------------            --------------------------------
Its:                                        Its:
    --------------------------------            --------------------------------

                                    EXHIBIT A

THE SECURITIES REPRESENTED BY THIS WARRANT AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION.

                                     FORM OF

                                WARRANT AGREEMENT
                       To Purchase Shares of Common Stock

                         One Price Clothing Stores, Inc.
                             a Delaware Corporation

                                                    Issue Date:  _________, 2003

THIS CERTIFIES THAT One Price Clothing Stores, Inc., a Delaware corporation (the "Company"), hereby grants _____________________ (the "Warrant Holder"), the right, upon the terms and subject to the conditions of this Warrant Agreement (this "Warrant Agreement"), to subscribe for and purchase _______________ (_________) fully-paid and non-assessable shares of the Company's common stock, par value $.01 per share (the "Common Stock"), of the Company (the "Shares").

         1. EXERCISE PRICE. The per share exercise price of the warrant granted hereby (the "Warrant") is $0.01, as adjusted pursuant to the provisions of
Section 6 of this Warrant Agreement and in accordance with the terms of the Common Stock (the "Exercise Price").

         2. TERM. Except as otherwise provided for herein, this Warrant and the right to purchase Shares as granted herein shall be exercisable at any time until __________, 2006.

         3. EXERCISE OF PURCHASE RIGHTS.

                  (a) EXERCISE. The purchase rights represented by this Warrant Agreement are exercisable by the Warrant Holder, in whole or in part, at any time, or from time to time during the period set forth in
         Section 2 above, by tendering to the Company at its principal office: a duly completed and executed notice of exercise in the form attached hereto as EXHIBIT A (the "Notice of Exercise"), this Warrant Agreement and the Exercise Price. Upon receipt of such items in accordance with the terms set forth below, the Company shall issue to the Warrant Holder a certificate for the number of shares of Common Stock purchased. The Warrant Holder, upon exercise of the Warrant, shall be deemed to have become the holder of the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which the Warrant is exercised. In the event of any exercise of the rights represented by the Warrant, certificates for the Shares so purchased shall be delivered to the Warrant Holder or its designee as soon as practical and in any event within ten (10) business days after receipt of such notice and, unless the Warrant has been fully exercised or expired, a new Warrant representing the remaining portion of the Warrant and the underlying Shares, if any, with respect to which this Warrant Agreement shall not then have been exercised shall also be issued to the Warrant Holder as soon as possible and in any event within such ten-day period.

                  (b) METHOD OF EXERCISE. The purchase rights hereby represented may be exercised by the tender of the Notice of Exercise and the surrender of this Warrant Agreement at the principal office of the Company and by the payment to the Company, by check or wire transfer, of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased.

         4. NO FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant.

         5. NO RIGHTS AS STOCKHOLDER. This Warrant Agreement does not entitle the Warrant Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise of the Warrant as provided for herein.

         6. ADJUSTMENT RIGHTS. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment from time to time, as follows:

                  (a) RECLASSIFICATION, ETC. If the Company at any time shall, by combination or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification or other change.

                  (b) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time shall split or subdivide its Common Stock, the Exercise Price shall be proportionately decreased and the number of Shares issuable pursuant to this Warrant Agreement shall be proportionately increased. If the Company at any time shall combine or reverse split its Common Stock, the Exercise Price shall be proportionately increased and the number of Shares issuable pursuant to this Warrant Agreement shall be proportionately decreased.

                  (c) STOCK DIVIDENDS. If the Company at any time shall pay a dividend payable in Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction: (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend; and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend. The Warrant Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying: (i) the Exercise Price in effect immediately prior to such adjustment; by (ii) the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (d) OTHER CHANGES. If any change in the outstanding Common Stock or any other event occurs as to which the other provisions of this Section 6 are not strictly applicable or if strictly applicable, would not fairly protect the purchase rights of the Warrant Holder in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number of and class of shares available under the Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Warrant Holder upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as the Warrant Holder would have owned had the Warrant been exercised prior to the event and had the Warrant Holder continued to hold such shares until after the event requiring adjustment.

                  (e) NO CHANGE OF WARRANT NECESSARY. Irrespective of any adjustment in the Exercise Price or in the number or kind of securities issuable upon exercise of the Warrant, unless the Warrant Holder otherwise requests, this Warrant Agreement may continue to express the same price and number and kind of shares of Common Stock as are stated in this Warrant Agreement as initially executed.

         7. COMPLIANCE WITH SECURITIES ACT.

                  (a) COMPLIANCE WITH SECURITIES ACT. The Warrant Holder, by acceptance hereof, agrees that the Warrant, and the shares of Common Stock to be issued upon exercise of the Warrant, are being acquired for investment and that such Warrant Holder will not offer, sell or otherwise dispose of the Warrant, or any shares of Common Stock to be issued upon exercise of the Warrant except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws. Warrant Holder has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its interest in the Common Stock and Warrant Holder is capable of bearing the economic risks of such interest, including a complete loss of its investment in the Common Stock, and Warrant Holder has had an opportunity to ask questions and receive answers concerning the Common Stock and has had full access to such other information concerning the Company as he, she or it has requested. The Warrant and all shares of Common Stock issued upon exercise of the Warrant (unless registered under) the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION, AND IF REQUESTED BY THE COMPANY, THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT."

                  (b) EXCHANGE OR ASSIGNMENT OF WARRANT. The Warrant cannot be exchanged, transferred or assigned otherwise than in accordance with the provisions of this Warrant Agreement.

         8. RESTRICTED SECURITIES. The Warrant Holder understands that the Warrant and the Shares issuable upon exercise of the Warrant, will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Warrant Agreement is exempt pursuant to
Section 4(2) of the Securities Act based on the representations of the Warrant Holder set forth herein. The Warrant Holder represents that it is experienced in evaluating companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to suffer the total loss of the investment. The Warrant Holder further represents that it has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Warrant, the business of the Company, and to obtain additional information to such Warrant Holder's satisfaction. The Warrant Holder is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

         9.       MISCELLANEOUS.

                  (a) NO CONSEQUENTIAL DAMAGES. No party hereto shall be entitled to consequential damages as a result of any breach of a covenant, representation or warranty contained herein.

                  (b) NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                           (i) if to the Company, to:

                                    One Price Clothing Stores, Inc.
                                    Hwy. 290 Commerce Park
                                    1875 East Main Street
                                    Duncan, South Carolina  29334
                                    Facsimile:  (864) 486-6120
                                    Attention:  General Counsel

                                    and

                           (ii) if to the Warrant Holder, to:



                                    Facsimile:
                                                --------------------------------
                                    Attention:
                                                --------------------------------

         All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

                  (c) SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Warrant Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No person, other than the parties hereto and their successors and permitted assigns, is intended to be a beneficiary of this Warrant Agreement.

                  (d) AMENDMENT AND WAIVER.

                           (i) No failure or delay on the part of the Company,
                  or the Warrant Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company and the Warrant Holder at law, in equity or otherwise.

                           (ii) Any amendment, supplement or modification of or
                  to any provision of this Warrant Agreement, any waiver of any provision of this Warrant Agreement, and any consent to any departure by the Company or the Warrant Holder from the terms of any provision of this Warrant Agreement, shall be effective only if it is made or given in writing and signed by the Company and the Warrant Holder.

                  (e) COUNTERPARTS. This Warrant Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) HEADINGS. The headings in this Warrant Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) GOVERNING LAW. THIS WARRANT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

                  (h) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  (i) CHARGES; TAXES AND EXPENSES. Issuance of certificates for shares upon the exercise of the Warrant shall be made without charge to the Warrant Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

                  (j) SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or a legal holiday.

                  (k) FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person, and otherwise fulfilling, or causing the fulfillment of, the various obligations made herein, as may be reasonably required or desirable to carry out or to perform the provisions of this Warrant Agreement and to consummate and make effective as promptly as possible the transactions contemplated by this Warrant Agreement.

         IN WITNESS WHEREOF, this Warrant Agreement has been duly executed and delivered by the authorized officers of each of the undersigned.

COMPANY:                                       WARRANT HOLDER:

One Price Clothing Stores, Inc.                _________________________________



By:  _______________________________      By:  _________________________________
Name:_______________________________      Name:_________________________________
Its: _______________________________      Its: _________________________________

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:      One Price Clothing Stores, Inc.

         1. / / The undersigned hereby elects to purchase __________ shares of the Common stock of One Price Clothing Stores, Inc. pursuant to the terms of the Warrant Agreement dated as of __________, 2003, by and between One Price Clothing Stores, Inc. and the undersigned, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned.



                    By:
                       ---------------------------------------------------------




                            (Print Name of Signatory)




                             (Title of Signatory)

Date:
       -------------------------------------






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